Exhibit 99.2

Confidential

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of [•], 2022, is entered into by and among [PARENT], a [_________] organized under the laws of [_________] (“Parent”), [PURCHASER], a Delaware corporation and a wholly owned Subsidiary of Parent (“Purchaser”), and each of the individuals or entities set forth on Schedule A (each, a “Stockholder” and collectively, the “Stockholders”). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below). Parent, Purchaser and each of the Stockholders are each sometimes referred to herein as a “Party” and collectively, as the “Parties.”

WHEREAS, as of the date hereof, each Stockholder is the record and/or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of Shares, RSUs and Company Options, if any, in each case set forth opposite such Stockholder’s name on Schedule A (all such Shares, RSUs and Company Options set forth on Schedule A next to the Stockholder’s name, together with any Shares or any other securities of the Company that are hereafter issued to or otherwise directly or indirectly acquired by any Stockholder prior to the valid termination of this Agreement in accordance with Section 5.02, including for the avoidance of doubt any Shares acquired by such Stockholder upon the vesting of RSUs or upon exercise of Company Options after the date hereof, being referred to herein as the “Subject Shares”);

WHEREAS, concurrently with the execution hereof, Parent, Purchaser and [COMPANY], a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time pursuant to the terms thereof, the “Merger Agreement”), which provides, among other things, for Purchaser to commence a tender offer to purchase all of the issued and outstanding Shares and, following completion of the Offer, for the Merger of Purchaser with and into the Company, in each case, on the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as a condition to Parent’s and Purchaser’s willingness to enter into the Merger Agreement, and as an inducement and in consideration for them to enter into the Merger Agreement, each Stockholder, severally and not jointly, and on such Stockholder’s own account with respect to the Subject Shares, has agreed to execute and deliver this Agreement, pursuant to which each Stockholder, among other things, has agreed to tender all Shares beneficially owned by him, her or it to Purchaser in the Offer.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO TENDER AND VOTE

Section 1.01 Agreement to Tender. Subject to the terms of this Agreement, each Stockholder hereby agrees to validly and irrevocably tender or cause to be validly and irrevocablytendered in the Offer all of such Stockholder’s Subject Shares (other than RSUs that are not vested and Company Stock Options that are not exercised during the term of this Agreement) pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances except for Permitted Encumbrances (as defined below). Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than ten (10) business days after, the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer (or, in the case of any Shares acquired by such Stockholder subsequent to such tenth (10th) business day, within two business days after the acquisition of such Shares and in any event prior to the End Date), each Stockholder shall deliver or cause to be delivered pursuant to the terms of the Offer (a) a letter of transmittal with respect to all of such Stockholder’s Subject Shares complying with the terms of the Offer, (b) a certificate representing all such Subject Shares that are certificated or, in the case of a Book-Entry Share of any uncertificated Subject Shares, written instructions to such Stockholder’s broker, dealer or other nominee that such Subject Shares be tendered, including a reference to this Agreement, and requesting delivery of an “agent’s message” (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) with respect to such Subject Shares, and (c) all other customary documents or instruments that Parent or Purchaser may reasonably require or request in order to effect the valid tender of such Stockholder’s Subject Shares in accordance with the terms of the Offer (it being understood that this sentence shall not apply to RSUs that are not vested and Company Stock Options that are not exercised during the term of this Agreement). Each Stockholder agrees that such Stockholder will not withdraw and will cause not to be withdrawn such Subject Shares from the Offer at any time, unless and until this Agreement shall have been validly terminated in accordance with Section 5.02.

Section 1.02 Agreement to Vote. Subject to the terms of this Agreement, each Stockholder hereby irrevocably and unconditionally agrees that, during the time this Agreement is in effect, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Stockholder shall, in each case to the fullest extent that such Stockholder’s Subject Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Shares (i) against any action or agreement that is intended or would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of any Stockholder contained in this Agreement, or (B) result in any of the conditions set forth in Section 7 or Annex I of the Merger Agreement not being satisfied on or before the End Date, (ii) against any Acquisition Proposal, (iii) against any change in membership of the Company Board, (iv) against any other proposed action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Offer, the Merger or the other transactions contemplated by the Merger Agreement, including (x) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Merger), (y) a sale, lease, license or transfer of a material amount of assets (including, for the avoidance of doubt, intellectual property rights) of the Company or any reorganization, recapitalization or liquidation of the Company or (z) any change in the present capitalization of the Company or any amendment or other change in the Company’s organizational documents, and (v) in favor of any other matter necessary to the consummation of the Merger Agreement, the Offer, the Merger and the other transactions contemplated by the Merger Agreement. Each Stockholder shall retain at all times the right to vote such Stockholder’s Subject Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.02 that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants, on its own account with respect to the Subject Shares, to Parent and Purchaser as to such Stockholder on a several basis, that:

Section 2.01 Authorization; Binding Agreement. If such Stockholder is not an individual, such Stockholder is duly organized and validly existing in good standing (in the case of good standing, to the extent such jurisdiction recognizes such concept) under the Legal Requirements of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby is within such Stockholder’s entity powers and has been duly authorized by all necessary entity actions on the part of such Stockholder, and such Stockholder has full power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. If such Stockholder is an individual, such Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to the (i) laws of general application relating to bankruptcy, insolvency and relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

Section 2.02 Non-Contravention. Neither the execution and delivery of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder with any provisions herein will (a) if such Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of such Stockholder, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body on the part of such Stockholder, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other United States or federal securities laws and the rules and regulations promulgated thereunder, (c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any Contract to which such Stockholder is a party or by which such Stockholder or any of its assets may be bound, (d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Encumbrance on any Subject Shares of such Stockholder (other than one created by Parent or Purchaser), or (e) violate any Legal Requirement or order applicable to such Stockholder or by which any of its Subject Shares are bound, except as would not, in the case of each of clauses (c), (d) and (e), adversely affect in any material respect such Stockholder’s ability to timely perform its obligations under this Agreement. No trust of which the Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

Section 2.03 Ownership of Subject Shares; Total Shares. As of the date hereof, such Stockholder is, and (except with respect to any Subject Shares Transferred in accordance with Section 4.01 hereof or accepted for payment pursuant to the Offer) at all times during the Agreement Period (as defined below) will be, the record and/or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of all such Stockholder’s Subject Shares and has good and marketable title to all such Subject Shares free and clear of any Encumbrances, except for (a) any such Encumbrance that may be imposed pursuant to (i) this Agreement and (ii) any applicable restrictions on transfer under the Securities Act or any state securities law and (b) community property interests under applicable Legal Requirement (collectively, “Permitted Encumbrances”). Except to the extent of any Subject Shares acquired after the date hereof (which shall become Subject Shares upon that acquisition), the number of Subject Shares (as set forth on Schedule A opposite such Stockholder’s name) are the only equity interests in the Company beneficially owned or owned of record by such Stockholder as of the date hereof. Other than the Subject Shares, such Stockholder does not own any Shares, RSUs, Company Options or any other interests in options to purchase or rights to subscribe for or otherwise acquire any securities of the Company and has no interest in or voting rights with respect to any securities of the Company.

Section 2.04 Voting Power. Such Stockholder has full voting power with respect to all such Stockholder’s Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all such Stockholder’s Subject Shares. None of such Stockholder’s Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided pursuant to this Agreement.

Section 2.05 Reliance and Merger Agreement. Such Stockholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement. Such Stockholder has reviewed and understands the terms of this Agreement and the Merger Agreement, and has had the opportunity to consult with its counsel in connection with this Agreement.

Section 2.06 Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of such Stockholder, threatened against such Stockholder or any of such Stockholder’s properties or assets (including any Shares, RSUs or Company Options beneficially owned by such Stockholder) that could reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

Section 2.07 Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission from the Company in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder in Stockholder’s capacity as such.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER

Parent and Purchaser represent and warrant to the Stockholders that:

Section 3.01 Organization and Qualification. Each of Parent and Purchaser is a duly organized and validly existing corporation in good standing under the Legal Requirements of the jurisdiction of its organization.

Section 3.02 Authority for this Agreement. Each of Parent and Purchaser has all requisite entity power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Purchaser have been duly and validly authorized by all necessary entity action on the part of each of Parent and Purchaser, and no other no other corporate or other entity proceedings on the part of Parent and Purchaser are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by Parent and Purchaser and, assuming the due authorization, execution and delivery by the Stockholder, constitutes a legal, valid and binding obligation of each of Parent and Purchaser, enforceable against each of Parent and Purchaser in accordance with its terms, subject to the (i) laws of general application relating to bankruptcy, insolvency and relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

ARTICLE IV

ADDITIONAL COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby covenants and agrees that until the valid termination of this Agreement in accordance with Section 5.02:

Section 4.01 No Transfer; No Inconsistent Arrangements. Except as provided hereunder or under the Merger Agreement, from and after the date hereof and until this Agreement is validly terminated in accordance with Section 5.02, such Stockholder shall not, directly or indirectly, (a) create or permit to exist any Encumbrance, other than a Permitted Encumbrance, on any of such Stockholder’s Subject Shares, (b) transfer, sell (including short sell), assign, gift, hedge, pledge, grant a participation interest in, hypothecate or otherwise dispose of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of such Stockholder’s Subject Shares, or any right or interest therein (or consent to any of the foregoing), (c) enter into any Contract with respect to any Transfer of such Stockholder’s Subject Shares or any interest therein, (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any such Stockholder’s Subject Shares, (e) deposit or permit the deposit of any of such Stockholder’s Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of such Stockholder’s Subject Shares, or (f) take or permit any other action that would in any way restrict, limit, impede, delay or interfere with the performance of such Stockholder’s obligations hereunder in any material respect, otherwise make any representation or warranty of such Stockholder herein untrue or incorrect, or have the effect of preventing or disabling such Stockholder from performing any of its obligations under this Agreement. Any action taken in violation of the foregoing sentence shall be null and void ab initio. Each Stockholder hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Subject Shares on the books of the Company in violation of this Agreement. Notwithstanding the foregoing, (x) any Stockholder that is an individual may Transfer Subject Shares (i) to any member of such Stockholder’s immediate family, (ii) to a trust for the sole benefit of such Stockholder or any member of such Stockholder’s immediate family, the sole trustees of which are such Stockholder or any member of such Stockholder’s immediate family, (iii) by will or under the laws of intestacy upon the death of such Stockholder or (iv) to any charitable organization and (y) any Stockholder that is an entity may Transfer Subject Shares to any Affiliate of such Stockholder; provided that a transfer referred to in clauses (x) through (y) of this sentence shall be permitted only if the transferee shall have executed and delivered to Parent and Purchaser a counterpart to this Agreement pursuant to which such transferee shall be bound by all of the terms and provisions of this Agreement and agree and acknowledge that such Person shall constitute a Stockholder for all purposes of this Agreement. If any involuntary Transfer of any of such Stockholder’s Subject Shares in the Company shall occur (including, but not limited to, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement in accordance with Section 5.02. Each Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) for the purpose of taking any actions inconsistent with the transactions contemplated by this Agreement or the Merger Agreement. Notwithstanding the foregoing, such Stockholder may make Transfers of its Subject Shares as Parent may agree in writing in its sole discretion. Each Stockholder shall notify Parent as promptly as practicable (and in any event within 48 hours after receipt) in writing of the number of any additional Shares of which such Stockholder acquires beneficial or record ownership on or after the date hereof.

Section 4.02 No Exercise of Appraisal Rights. Such Stockholder forever waives and agrees not to exercise any appraisal rights or dissenters’ rights, including pursuant to Section 262 of the DGCL, in respect of such Stockholder’s Subject Shares that may arise in connection with the Offer or the Merger.

Section 4.03 Documentation and Information. Such Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent (such consent not to be unreasonably withheld), except as may be required by applicable Legal Requirement (provided that reasonable notice of any such disclosure will be provided to Parent). Such Stockholder consents to and hereby authorizes Parent and Purchaser to publish and disclose in all documents and schedules filed with the SEC, including, without limitation, Schedule TO and Schedule 14D-9, and any press release or other disclosure document that Parent or Purchaser reasonably determines to be necessary in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement, the nature of such Stockholder’s commitments and obligations under this Agreement and any other information that Parent reasonably determines is required to be disclosed by Legal Requirement, and such Stockholder acknowledges that Parent and Purchaser may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Body. Such Stockholder agrees to promptly give Parent any information it may reasonably request for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

Section 4.04 Adjustments. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

Section 4.05 Waiver of Certain Actions. Each Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Company, Parent, Purchaser or any of their respective successors, directors or officers relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger or the other transactions contemplated by the Merger Agreement, including any such claim (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the acceptance of the Offer or the Merger Closing) or (b) alleging a breach of any duty of the Company Board in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby, but excluding any such claim brought by a Stockholder as a third party beneficiary under Section 9.7 of the Merger Agreement.

Section 4.06 No Solicitation. Each Stockholder, solely in its capacity as a stockholder of the Company, shall not, and shall direct its Representatives and cause its Affiliates and its and their respective directors, officers and employees not to, directly or indirectly, (a) continue any solicitation, knowing encouragement, discussions or negotiations with any Persons that may be ongoing with respect to an Acquisition Proposal, (b)(i) solicit, initiate, knowingly facilitate or knowingly encourage (including by way of furnishing non-public information) any inquiries, proposals or offers, or the making of any submission or announcement of any inquiry regarding, or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other Person any non-public information in connection with, or for the purpose of soliciting or knowingly encouraging or facilitating, an Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal (other than, solely in response to an unsolicited inquiry, to refer the inquiring Person to the restrictions of this Section 4.06 and of the Merger Agreement and to limit such Stockholder’s conversation and other communication exclusively to such referral), (c) enter into any letter of intent, acquisition agreement, agreement in principle or similar agreement with respect to an Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal, (d) knowingly encourage or recommend any other holder of Shares to vote against the Merger or to not tender Shares into the Offer or (e) resolve or agree to do any of the foregoing. Each Stockholder shall, and shall direct its Representatives and cause its Affiliates and its and their respective directors, officers and employees to, immediately cease any solicitation, knowing encouragement, discussions or negotiations regarding with any Person that may be ongoing with respect to an Acquisition Proposal or that could reasonably be expected to lead to an Acquisition Proposal.

ARTICLE V

MISCELLANEOUS

Section 5.01 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given: (x) when delivered personally by hand, if delivered in Person; (y) on the date sent (if sent during normal business hours of the recipient and on the next business day if sent after normal business hours of the recipient), if sent by email of a PDF Document (with written confirmation of receipt by other than automatic means, whether electronic or otherwise); (iii) three (3) business days after sending, if sent by registered or certified mail (postage prepaid, return receipt requested); and (iv) one (1) business day after sending, if sent by overnight internationally recognized courier (with written confirmation of receipt), in each case, to such address or email address as a Party may have specified by notice given to the other Party pursuant to this provision.

Section 5.02 Termination. This Agreement shall terminate automatically with respect to a Stockholder, without any notice or other action by any Person, upon the first to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) the termination of this Agreement by written notice from Parent to the Stockholders or (d) reduction of the per-Share consideration payable by Purchaser pursuant to the Offer (the period from the date hereof through such time being referred to as the “Agreement Period”). Upon the valid termination of this Agreement in accordance with this Section 5.02, no Party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 5.02 shall relieve any Party from liability for any Willful Breach of this Agreement prior to termination hereof and (y) the provisions of this Article V shall survive any valid termination of this Agreement in accordance with this Section 5.02.

Section 5.03 Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed by the Parties during the Agreement Period, and no waiver of compliance by any Party with any of the conditions set contained herein shall be valid except if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. No failure or delay by any Party in exercising any right or remedy shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right or remedy.

Section 5.04 Expenses. Each Party will bear its own expenses in connection with this Agreement and the transactions contemplated hereby, whether or not the Offer or the Merger is consummated.

Section 5.05 Entire Agreement; Assignment. This Agreement, together with Schedule A and the other documents and certificates delivered pursuant hereto, constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties and their Affiliates, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned by any Party (including by operation of law, by merger or otherwise) without the prior written consent of the other Parties; provided that Parent or Purchaser may assign, in its sole discretion, any of or all its rights, interests an obligations under this Agreement to Parent or to any direct or indirect wholly-owned Subsidiary of Parent, but no such assignment shall relieve Parent of its obligations hereunder. Any purported assignment without such consent shall be void.

Section 5.06 Enforcement of the Agreement. The Parties agree that irreparable damage would occur in the event that any Stockholder did not perform any of the provisions of this Agreement in accordance with their specific terms or otherwise breached any such provisions. It is accordingly agreed that Parent and Purchaser shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to an injunction or any other appropriate form of equitable relief, to compel specific performance and to prevent or restrain breaches or threatened breached of this Agreement in any action without the posting of a bond or undertaking in connection with such remedy. The Stockholders shall, and hereby do, waive, in any action for specific performance, the defense of adequacy of a remedy at law and any other objections to specific performance of this Agreement. Any and all remedies herein expressly conferred upon Parent and Purchaser will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Legal Requirement or equity upon Parent or Purchaser, and the exercise by Parent or Purchaser of any one remedy will not preclude the exercise of any other remedy.

Section 5.07 Jurisdiction; Waiver of Jury Trial.

(a) Each Stockholder hereby: (i) expressly and irrevocably submits to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware with respect to any dispute arising out of, relating to or in connection with this Agreement, any transaction contemplated hereby or the actions of Parent or Purchaser in the negotiation, administration, performance and enforcement in connection with this Agreement; (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; and (iii) agrees that it shall not bring any action arising out of, relating to or in connection with this Agreement or any transaction contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware. Each Stockholder irrevocably and unconditionally waives any objection to the laying of venue of any Proceeding arising out of this Agreement or the transactions contemplated hereby in the Court of Chancery of the State of Delaware or in any federal court located in the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding brought in any such court has been brought in an inconvenient forum. Each Stockholder agrees that a final trial court judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdiction by suit on the judgment or in any manner provided by Legal Requirement; provided that nothing in the foregoing shall restrict any Party’s right to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. Each Stockholder hereby agrees that service of any process, summons, notice or document by U.S. registered mail in accordance with Section 5.01 shall be effective service of process for any Legal Proceeding arising out of, relating to or in connection with this Agreement or the transactions contemplated hereby.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT. EACH STOCKHOLDER CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE AGENT OR ATTORNEY OF PARENT OR PURCHASER HAS REPRESENTED EXPRESSLY OR OTHERWISE, THAT PARENT OR PURCHASER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH STOCKHOLDER UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH STOCKHOLDER MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH STOCKHOLDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 5.08 Governing Law. This Agreement, and any dispute arising out of, relating to or in connection with this Agreement, shall be governed by, and construed in accordance with, the Legal Requirements of the State of Delaware, regardless of the Legal Requirements that might otherwise govern under applicable principles of conflicts of laws thereof.

Section 5.09 Descriptive Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

Section 5.10 Parties in Interest. This Agreement shall be binding upon, inure solely to the benefit of and be enforceable by each Party and its respective successor or assign, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

Section 5.11 Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any Legal Requirement or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner so that the obligations and transactions contemplated by this Agreement are fulfilled to the fullest extent possible.

Section 5.12 Counterparts. This Agreement may be executed and delivered in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement. This Agreement or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.

Section 5.13 Interpretation. When reference is made in this Agreement to a Section, such reference will be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” will not be exclusive. The phrases “date hereof” and “date of this Agreement” shall be deemed to refer to [•], 2022. Whenever used in this Agreement, any noun or pronoun will be deemed to include the plural as well as the singular and to cover all genders. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. The word “will” shall be construed to have the same meaning as the word “shall.” Any terms used in any Exhibit or any certificate or other document made or delivered pursuant hereto but not otherwise defined therein shall have the meaning as defined in this Agreement. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” All references to “dollars” or “$” shall refer to the lawful currency of the United States. Unless the context requires otherwise, (i) any reference herein to any Person shall be construed to include such Person’s successors and assigns, and (ii) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement. The Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

Section 5.14 Further Assurances. Each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Legal Requirements and regulations, to perform its obligations under this Agreement.

Section 5.15 Capacity as Stockholder. Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not, if applicable, in such Stockholder’s capacity as a director, officer or employee of the Company. Nothing herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement; provided that, for the avoidance of doubt, nothing herein shall be understood to relieve any party to the Merger Agreement of any obligation under, or of any liability for breach of any provision of, the Merger Agreement.

Section 5.16 Representations and Warranties. The representations and warranties contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the valid termination of this Agreement in accordance with Section 5.02.

Section 5.17 Stockholder Obligation Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder. Further, Parent and Purchaser agree that no Stockholder will be liable for claims, losses, damages, liabilities or other obligations of, or incurred by, the Company resulting from the Company’s breach of the Merger Agreement except to the extent that breach of such Stockholder’s obligations hereunder was also involved in such breach by the Company.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

The Parties are executing this Agreement as of the date set forth in the preamble.

[PARENT]

By:
Name:
Title:

[Signature Page to Tender and Support Agreement]

[PURCHASER]

By:
Name:
Title:

[Signature Page to Tender and Support Agreement]

[•]

By:
Name:
Title:

Address:

[Signature Page to Tender and Support Agreement]

[•]

By:
Name:
Title:

Address:

[Signature Page to Tender and Support Agreement]

Schedule A

Name of Stockholder	Number of Shares	Number of RSUs	Company Options
[•]	[•]	[•]	[•]

Schedule A – 1